Exhibit 99.1

EXECUTION COPY

AMENDMENT No. 3

dated as of June 4, 2009

among

MBIA INSURANCE CORPORATION,

as Insurer,

AMERICREDIT PRIME AUTOMOBILE RECEIVABLES TRUST 2007-2-M,

as Issuer,

and

THE BANK OF NEW YORK MELLON

f/k/a The Bank of New York,

as Trustee, Trust Collateral Agent and Collateral Agent

to the

SPREAD ACCOUNT AGREEMENT

dated as of October 11, 2007

AMENDMENT NO. 3 to the SPREAD ACCOUNT AGREEMENT, dated as of June 4, 2009 (“Amendment”), by and among MBIA INSURANCE CORPORATION, a New York stock insurance company (“MBIA”), AMERICREDIT PRIME AUTOMOBILE RECEIVABLES TRUST 2007-2-M, a Delaware statutory trust (the “Issuer”), and THE BANK OF NEW YORK MELLON f/k/a The Bank of New York, as trustee, trust collateral agent and collateral agent (the “Collateral Agent”) to the Spread Account Agreement, dated as of October 11, 2007, among MBIA, the Issuer, and the Collateral Agent (as previously amended by Amendment No. 1, dated as of April 3, 2008, and amended by Amendment No. 2, dated as of October 30, 2008, the “Spread Account Agreement”);

WHEREAS, Section 8.03 of the Spread Account Agreement permits amendment of the Spread Account Agreement upon the terms and conditions specified therein;

WHEREAS, the parties to the Spread Account Agreement wish to amend the Spread Account Agreement, as applicable;

NOW, THEREFORE, the parties to the Spread Account Agreement hereby agree that the Spread Account Agreement is hereby amended, effective as of the date of this Amendment, as follows:

Section 1. Definitions. Each term used but not defined herein shall have the meaning assigned to such term in the Spread Account Agreement.

Section 2. Amendments to the Spread Account Agreement.

The definitions of “Level 1 Cumulative Net Loss Test,” “Level 2 Cumulative Net Loss Test,” “Level 2 Gross Default Test,” “Level 1 Gross Default Test,” and “Requisite Amount” are hereby deleted and replaced with the following.

“Level 1 Cumulative Net Loss Test” means, for any Distribution Date specified below the Cumulative Net Loss Ratio for the related Collection Period is greater than the percentage set forth opposite such Distribution Date:

Distribution Date occurring after the Closing Date:	Percentage
1st through 3rd	0.90%
4th through 6th	1.85%
7th through 9th	2.60%
10th through 12th	3.35%
13th through 15th	4.00%
16th through 18th	4.75%

19th	5.25%
20th through 21st	7.00%
22nd through 24th	8.00%
25th through 27th	8.75%
28th through 30th	9.75%
31st through 33rd	10.25%
34th through 36th	10.75%
37th through 39th	11.25%
40th and thereafter	12.25%

“Level 2 Cumulative Net Loss Test” means, for any Distribution Date specified below, the Cumulative Net Loss Ratio for the related Collection Period is greater than the percentage set forth opposite such Distribution Date:

Distribution Date occurring after the Closing Date:	Percentage
1st through 3rd	1.20%
4th through 6th	2.75%
7th through 9th	3.25%
10th through 12th	4.00%
13th through 15th	4.85%
16th through 18th	5.75%
19th	6.50%
20th through 21st	7.75%
22nd through 24th	8.75%
25th through 27th	9.50%
28th through 30th	10.50%
31st through 33rd	11.00%
34th through 36th	11.50%
37th through 39th	12.00%
40th and thereafter	13.00%

“Level 1 Gross Default Test” means, for any Distribution Date specified below, the Gross Default Ratio for the related Collection Period is greater than the percentage set forth opposite such Distribution Date:

Distribution Date occurring after the Closing Date:	Percentage
1st through 3rd	1.85%
4th through 6th	3.00%
7th through 9th	4.35%
10th through 12th	5.75%
13th through 15th	7.00%
16th through 18th	8.85%
19th	9.40%
20th through 21st	11.00%
22nd through 24th	12.50%
25th through 27th	14.00%
28th through 30th	15.10%
31st through 33rd	16.10%
34th through 36th	17.10%
37th through 39th	17.75%
40th and thereafter	19.50%

“Level 2 Gross Default Test” means, for any Distribution Date specified below, the Gross Default Ratio for the related Collection Period is greater than the percentage set forth opposite such Distribution Date:

Distribution Date occurring after the Closing Date:	Percentage
1st through 3rd	2.21%
4th through 6th	4.00%
7th through 9th	5.00%
10th through 12th	6.50%
13th through 15th	8.00%
16th through 18th	9.41%
19th	10.65%
20th through 21st	11.75%
22nd through 24th	13.25%
25th through 27th	14.75%
28th through 30th	15.85%

31st through 33rd	16.85%
34th through 36th	17.85%
37th through 39th	18.50%
40th and thereafter	20.25%

“Requisite Amount” means an amount equal to 4.0% of the Original Pool Balance, provided, however, that (i) on each Distribution Date upon which a Level 1 Trigger Event has occurred and is continuing, and upon each Distribution Date thereafter (unless no Level 1 Trigger Event has occurred for three consecutive months) the Requisite Amount shall be equal to the lesser of (A) the greater of (x) 5.0% of the Outstanding Pool Balance or (y) 4.5% of the Original Pool Balance; and (B) the greater of (x) 40.0% of the Outstanding Pool Balance or (y) 4.0% of the Original Pool Balance, and (ii) on each Distribution Date upon which a Level 2 Trigger Event has occurred and upon each Distribution Date thereafter, the Requisite Amount shall be equal to 100% of the Outstanding Pool Balance.

Section 3. Counterparts. This Amendment to the Spread Account Agreement may be executed in several counterparts, each of which shall be deemed an original hereof and all of which, when taken together, shall constitute one and the same Amendment to the Spread Account Agreement.

Section 4. Ratification of Spread Account Agreement. Except as provided herein, all provisions, terms and conditions of the Spread Account Agreement shall remain in full force and effect. As amended hereby, the Spread Account Agreement is ratified and confirmed in all respects.

Section 5. Entire Agreement. This Amendment sets forth the entire agreement between the parties hereto with respect to the subject matter hereof, and this Amendment supersedes and replaces any agreement or understanding that may have existed between the parties prior to the date hereof in respect of such subject matter.

Section 6. Owner Trustee Instruction. By acknowledging and accepting this Amendment, MBIA represents to Wilmington Trust Company, not in its individual capacity, but solely as the Owner Trustee of the Issuer, pursuant to the Trust Agreement, that it is the Instructing Party as such term is defined in the Trust Agreement and hereby instructs such Owner Trustee to execute and deliver this Amendment on behalf of the Issuer.

Section 7. Limitation Of Owner Trustee Liability. It is expressly understood and agreed by the parties that (a) this document is executed and delivered by Wilmington Trust Company, not individually or personally, but solely as Owner Trustee, in the exercise of the powers and authority conferred and vested in it, pursuant to the Trust Agreement of the Issuer, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose for binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto, and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Amendment or any other related documents.

Section 8. Effectiveness of Amendment. This Amendment will be effective only upon (i) the execution by the parties hereto, (ii) the satisfaction of any other requirements set forth in Section 8.03 of the Spread Account Agreement, and (iii) the payment by AmeriCredit of the fees specified in the Fee Letter, dated as of June 4, 2009, among AmeriCredit and MBIA.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date set forth on the first page hereof.

MBIA INSURANCE CORPORATION

By
Name:
Title:

AMERICREDIT PRIME AUTOMOBILE RECEIVABLES TRUST 2007-2-M, as Issuer

By: WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Owner Trustee on behalf of the Issuer

By
Name:
Title:

THE BANK OF NEW YORK MELLON f/k/a The Bank of New York, as Trustee, Trust Collateral Agent and Collateral Agent

By
Name:
Title:

[Signature Page to Amend. No. 3 to APART 2007-2-M Spread Account Agreement]